Herley Industries, Inc.
 (the “Company”)

Corporate Governance Guidelines
(September 9, 2010)

Mission of the Board of Directors.  The responsibility of the Company’s Board of Directors (the “Board”) is to review and regularly monitor the effectiveness of the Company’s fundamental operating, financial and other business plans, policies and decisions, including the execution of its strategies and objectives. The Board seeks to preserve and enhance stockholder value over the long term.

The Board believes that its objectives will be best served by following the fundamental corporate governance principles described in this document and the charters of its various committees. Collectively, these principles demonstrate the Board’s accountability and its desire that the Company achieve superior and sustainable business results.

In fulfilling its responsibilities, the Board will consider legal, public policy and ethical standards, the interests of its stockholders and, as appropriate, the interest of its debt-holders, customers, employees, suppliers and the communities in which the Company operates.

These guidelines are not intended to change or interpret any law or regulation, or the articles of incorporation or by-laws of the Company.

1. Role and Functions of the Board of Directors»

.  The primary responsibility of the Board is to employ, monitor and, if applicable, terminate the Chief Executive Officer.  In addition, the Board shall seek to understand the Company’s operations and exercise judicious oversight of management consistent with efforts to preserve and enhance stockholder value.  To fulfill its role, the Board and/or a Board committee must perform the following primary functions:

1.1 oversee the conduct of the Company’s business to evaluate whether the business is being effectively and efficiently managed;

1.2 review and, where appropriate, approve the Company’s major financial objectives, plans and actions;

1.3 review and, where appropriate, approve major changes in, and determinations of, other major issues respecting the appropriate auditing and accounting principles and practices to be used in the preparation of the Company’s financial statements;

1.4 assess major risk factors relating to the Company and its performance, and review measures to address and mitigate such risks;

1.5 oversee the development and execution of the Company’s strategic plan;

1.6 evaluate regularly (at least annually), and monitor on a continuous basis, the performance and approve the compensation of the Chairman of the Board and the Chief Executive Officer and, in conjunction with the Chairman of the Board and the Chief Executive Officer, evaluate regularly (at least annually), and monitor on a continuous basis, the performance of other principal senior executives (including the Company’s Chief Operating Officer, Chief Financial Officer and any executive receiving annual compensation of $200,000 or more); and

1.7 plan, in writing, for succession of the Chairman of the Board and the Chief Executive Officer and monitor management’s succession planning for other key executives.

In discharging these obligations, directors may rely on the honesty and integrity of their fellow directors and the Company’s executives and its outside advisors and auditors.  The directors shall have the benefit of (i) reasonable liability insurance on their behalf; (ii) the benefits of indemnification to the fullest extent permitted by law under the Company’s articles of incorporation, by-laws and any indemnification agreements; and (iii) exculpation as provided by state law and the Company’s charter.

The Board may discharge its responsibilities either directly or by delegating them to its committees; provided, however, that (i) the Board may not delegate any of its responsibilities which, under applicable law or the Company’s certificate of incorporation, may not be delegated to a committee of the Board and (ii) notwithstanding any delegation of authority, the Board shall not be permitted to delegate the ultimate responsibility with respect to delegated matters.  The Board and each Board committee shall have the full power and authority to hire, at the expense of the Company, independent financial, accounting, legal or other advisors, as necessary to fulfill their duties, without consulting or obtaining the approval of any officer of the Company.

The Board shall promote policies within the Company that encourage a culture of ethical conduct, openness, honesty, fairness and accountability.  The Chairman, in concert with the Board of Directors, shall exert leadership which establishes an appropriate “tone at the top” for the Company.  These policies also apply to the Board and to relationships among and between the Board, stockholders and employees.  The Board should periodically review and amend these policies, if needed.

The Board recognizes that the actual management of the business and affairs of the Company is to be conducted by the Chairman of the Board, the Chief Executive Officer and other executive officers under their supervision and that, in performing the management function, the Chairman of the Board and Chief Executive Officer and other executive officers are obliged to act in a manner that is consistent with the oversight functions and powers of the Board and the standards of the Company and to execute any specific plans, instructions or directions of the Board.

2. Structure of the Board

2.1 Size, Term and Majority Vote.

2.1.1  Size.  As of the date of the adoption of these Guidelines, the Board presently has authorized four (4) directors.  This size is satisfactory under current circumstances, however, it is the intention of the Board that the number of directors will be adjusted upward, from time to time in the future, to reflect the plans and the changing of corporate governance needs of the Company.  During 2010, the Company shall seek to recruit an additional qualified and independent director and, if such candidate is identified and is willing to serve, the Company shall increase the size of its Board to five members and appoint such candidate to the Board on or before the date of its next annual shareholders’ meeting.  The Board believes that it should generally consist of no fewer than four (4) and no more than nine (9) directors.  This range permits diversity of experience without hindering effective discussion or diminishing individual accountability.  In nominating new directors in the future, the Company, in the ordinary course of its communications with significant institutional shareholders, may obtain on a confidential basis, views from such shareholders concerning Board member selection and qualifications, including such issues as the experience or expertise of candidates, in the context of evaluation of candidates, and will consider those views, provided that the determination of candidates’ qualifications and selection of candidates for nomination shall remain within the discretion of the Nominating, Governance and Ethics Committee.  In exercising such discretion, the Nominating, Governance and Ethics Committee may consider differences of viewpoints, professional experience, education and skills, as well as ethnicity, gender and national origin.

2.1.2 Term.  The Board recognizes that a classified structure previously offered several advantages, such as promoting Board continuity and stability, encouraging directors to take a long-term perspective, and reducing the Company’s vulnerability to coercive takeover tactics.  The Board recognizes, however, that a classified structure may appear to reduce directors’ immediate accountability to stockholders, since such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote.  The Board also believes that annual elections for all directors is consistent with the Company’s ongoing effort to adopt “best practices” in corporate governance.  In view of the considerations described above, the Board of Directors, in 2008, unanimously determined that it was in the best interest of the Company and its stockholders to eliminate a classified Board structure.   This change to the Board structure was approved by the stockholders in 2010 and is now the policy of the Company.

2.1.3 Majority Vote. The Company has adopted a by-law provision that, in uncontested director elections, a director receiving more “withheld” votes than “for” votes must immediately submit a resignation letter to the Board of Directors.   Absent unusual circumstances, it is the policy of the Board that such a resignation letter shall normally be accepted.

2.1.4 Nomination Procedures for Directors.

(a) The Nominating, Governance and Ethics Committee shall consider all candidates as recommended by a stockholder (or group of stockholders) who owns at least 5% of the Company’s outstanding common stock and who continues to own such shares through the date of the applicable meeting (an “Eligible Stockholder”);

(b) An Eligible Stockholder wishing to recommend a candidate must submit the following not less than 90 calendar days prior to the anniversary of the date the proxy was released to the stockholders in connection with the previous year’s annual meeting: (1) a recommendation that identifies the candidate and provides contact information; (2) the written consent of the candidate to serve as a director of the Company, if elected; and (2) documentation establishing that the stockholder making the recommendation is an Eligible Stockholder;

(c) Upon timely receipt of the required documents, the Corporate Secretary will determine if the stockholder submitting the recommendation is an Eligible Stockholder based on such documents. The Corporate Secretary will inform the stockholder of his or her determination; and

(d) If the candidate is to be evaluated by the Nominating, Governance and Ethics Committee, the Corporate Secretary will request a resume, a completed director and officer questionnaire, a completed statement regarding conflicts of interest, a waiver of liability for background check from the candidate and such other information as the Nominating, Governance and Ethics Committee deems necessary or desirable. To evaluate the candidate and consider such candidate for nomination by the Board, such documents must be received at least 30 days prior to the annual meeting for the Nominating, Governance and Ethics Committee to evaluate the candidate and consider such candidate for nomination by the Board. Failure to provide the required information in a timely manner may cause the candidate not to be considered.

2.2 Mix of Inside and Independent Directors.  The Board shall be composed of a majority of independent directors.

2.2.1 Independent Director Defined.  An “independent director” means a person who fully complies with applicable legal and stock exchange requirements for serving as such, as determined by the Board.  The Board, in making this determination, may add its own enhanced standards of independence to the legal and stock exchange requirements for independence.  Each director’s status under this definition shall be reviewed annually by the Nominating Governance and Ethics Committee, with such Committee being fully and promptly informed as to any developments that might affect the director’s independence.  Each director has an affirmative obligation to inform the Board of any material changes in his or her circumstances, of any relationships that may impact his or her designation by the Board as “independent,” or of any relationships that may create the appearance of a lack of independence.  All independent directors shall only receive directors’ fees as their compensation for Board and/or Board committee service.  The payment of consulting, advisory or other compensatory fees to a director from the Company or one of its affiliates  may negate the director’s independence under applicable NASDAQ independence standards.

2.2.2 Management Directors.   The Company’s Chief Executive Officer may be a director; however, as set forth in Section 2.9, it is the policy of the Company that the offices of Chairman of the Board and Chief Executive Officer shall be filled by different individuals.  Other members of management shall not  be considered for Board membership other than in unusual and special circumstances; in such case, the circumstances shall be described in appropriate public disclosures.

2.2.3 Charitable Contributions.  Charitable contributions of $25,000 or less made on behalf of the Company shall be approved by the Chairman of the Board.  Charitable contributions exceeding $25,000 in any calendar year to any organization, including an organization which a director is affiliated with in a fiduciary, officer, board or fundraising role, shall be subject to the prior approval of the Nominating, Governance and Ethics Committee; in the case of contributions to director-affiliated organizations, the Committee shall consider the effect of any such contribution on the applicable director’s independence.

2.3 Board Membership Criteria. The Nominating, Governance and Ethics Committee is responsible for recommending to the Board the types of skills and characteristics required of directors, based on the needs of the Company from time to time.  This assessment will include issues of relevant experience, intelligence, independence, commitment, compatibility with the Chairman of the Board and the Chief Executive Officer and the Board culture, prominence, understanding of the Company’s business and other factors deemed relevant.  A director must possess personal and professional integrity, have good business judgment, relevant experience and skills and be an effective director in conjunction with the full Board in collectively serving the long-term interests of the Company’s stockholders.   Directors must be committed to devoting sufficient time and energy to diligently perform their duties as directors.  The Nominating, Governance and Ethics Committee will confer with the full Board as to the criteria it intends to apply before a search for a new director is commenced.

2.4 New Director Candidates. The Board will nominate new directors only from candidates identified, screened and approved by the Nominating, Governance and Ethics Committee.  Any invitation to join the Board shall be extended by the Chairman of the Nominating, Governance and Ethics Committee, or by the Chairman of the Board after approval by the full Board.

2.5 Directors Who Materially Change Their Job Responsibility.  Individual directors who retire from their principal occupation, take a new position with a different employer or organization, or materially change the responsibility they held when they were elected to the Board (or now hold, as to present directors) shall promptly notify the Nominating, Governance and Ethics Committee. While such directors will not necessarily be required to leave the Board, the Nominating, Governance and Ethics Committee should, however, review the continued appropriateness of such director’s ongoing Board membership under these circumstances.

2.6 Term of Board Service»

.  The Company believes that directors should be knowledgeable and experienced about the Company and that the Company and its stockholders both benefit from Board continuity and stability and by allowing directors to focus on long-term business strategies and results.  Thus, although term limits for Board membership are not necessary; no director should have an expectation of permanent membership.  As an alternative to term limits, the Nominating, Governance and Ethics Committee will formally review each director’s continuation on the Board annually.  This procedure will also allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the Board.

2.7 Retirement Age.  The Company has not adopted a maximum age beyond which an individual would not be eligible to serve as a director.  Rather, the age of a potential director, and particularly the potential impact of an individual’s age on such individual’s ability to meet the skills and characteristics required of directors, shall be but one of the factors considered in assessing candidates for Board service.

2.8 Board Compensation. Management should report periodically to the Compensation Committee about the status of Board compensation in relation to compensation paid by other comparable companies.  Director fees and benefits should be determined with appropriate reference to the fees and benefits for directors of comparable companies.  A significant portion of each director’s compensation should be in the form of Company equity; at least one-third of non-management directors’ annual retainer shall be paid in stock, stock options, or other equity awards and the preferred form of stock compensation shall be grants of restricted stock, vesting in annual installments over a term of three years.  Other than in connection with new appointments to the Board, director options shall be granted on a pre-determined set date. Changes in Board compensation, if any, should come at the suggestion of the Compensation Committee.

2.9 Board Chairman/Chief Executive Officer. The Board believes that the Company is best served by different individuals serving in the offices of Chairman and Chief Executive Officer.

2.10 Other Directorships.  Independent directors are encouraged to limit the number of other boards on which they serve, taking into account potential Board attendance and their participation and effectiveness on the Board.  The Nominating, Governance and Ethics Committee will generally not consider individuals who serve on a large number of public company boards for director candidacy.  Independent directors and the Chairman of the Board and the Chief Executive Officer should also advise the Chairman of the Board and the Chairman of the Nominating, Governance and Ethics Committee in advance of accepting an invitation to serve on another board of a public company.  No director should serve on a board of a company which is a competitor of the Company (as determined by the Company’s Board of Directors).   Executive officers may serve on the boards of other companies upon notification to the Chairman of the Board  and the Board of Directors.  Notification to the Nominating, Governance and Ethics Committee is required before any executive officer, including the Chief Executive Officer, accepts any directorship with any public company.

2.11 Leadership.  In fulfilling their duties, individual directors shall exert their leadership in a restrained manner consistent with the Company’s practices and with then current best practices in corporate governance.

3. BOARD PROCEDURAL MATTERS

3.1 Selection of Chairman.   Subject to Section 2.9 above, the Board should be free to elect a Chairman in any manner that it deems best for the Company from time to time.  The Chairman will conduct all regular sessions of the Board and, with input from the Chief Executive Officer and the Board Secretary, as appropriate, set the agenda for Board meetings, subject to the right of each Board member to suggest the inclusion of item(s) on any agenda.

3.2 Board Meetings.

3.2.1 Agenda.  The Chairman of the Board will establish and distribute in advance the agenda for each Board meeting.  All directors are encouraged to suggest potential items for the agenda up to 48 hours prior to the date of each meeting.  An overall agenda for the full Board and each Committee should be disseminated each year as soon as reasonably practicable following the annual meeting of stockholders.

3.2.2 Frequency of Meetings.  The Board will generally meet monthly, with frequency of meetings dependent on matters which require the attention of the Board. In addition, special meetings may be called from time to time as determined by the needs of the business.  At least annually, the Board will consider devoting an extended meeting to a review of the Company’s long term strategic and business plans.

3.2.3 Executive Sessions of Independent Directors. The independent directors shall meet in executive sessions in connection with regularly-scheduled meetings, as appropriate.  Such sessions shall be chaired by a lead director, if one has been designated, and, when appropriate, conclude with a discussion with the remaining directors.  The lead director shall be selected by the independent directors.

3.2.4 Governance Decisions. Decisions on matters of corporate governance will be made with the approval of a majority of the  directors.

3.2.5 Attendance of Non-Directors at Board Meetings. Attendance of any non-director at any Board meeting is subject to the discretion of the Board. Subject to such discretion, the Board encourages management to bring officers and managers into Board meetings from time to time, when such officers and managers can provide additional insight into the matters being discussed and/or have potential as future members of senior management.  Board approval should be sought if the Chairman of the Board wishes to add additional personnel as attendees at Board meetings on a regular basis.  Any person, other than a director, an officer  or counsel, who attends a Board meeting shall be formally bound by a confidentiality or non-disclosure agreement enforceable by law, and shall understand that information discussed at a Board meeting constitute material non-public information  for the purpose of compliance with Rule 10b-5 promulgated under the Securities Exchange Act of 1934.

3.2.6 Conduct of Meetings. The Chairman of the Board shall conduct Board meetings on the assumption that each director has carefully reviewed all Board materials, and fairly facilitate open, candid, and respectful discussions.  The focus at Board meetings should be strategic and be on “big picture” items.

3.2.7 Conflicts of Interest. Each director is required to disclose to the Board (or the Audit Committee) any financial interest or personal interest that he or she has in any contract or transaction that is being considered by the Board (or Audit Committee) for approval.  After such disclosure and responding to any questions the Board may have, the interested director shall leave the meeting while the remaining directors discuss and vote on such matter. The Company’s Audit Committee shall be directly responsible for considering all related party transactions, and determining whether such transactions are fair to the Company and on terms reasonably available to or from unrelated third parties. In considering such related party transactions, the Audit Committee shall have the sole authority and the full power of the Board to accept or reject such transactions and shall have sole authority to retain such independent legal or other experts as it deems necessary.

3.3 Information Provided to the Board; Communications.

3.3.1 Pre-Meeting. Information that is important to the matters that will be discussed at Board meetings shall be distributed as far in advance of the meeting as possible so that Board meeting time can be conserved for substantive discussion.

3.3.2 Between Meetings. The Chairman of the Board and the Chief Executive Officer should continue to advise the Board candidly of any significant developments between meetings, through a suitable method of communication.

3.3.3 Communications. Candid, regular discussion between the directors and the Chairman of the Board, and among directors, is encouraged. The Chairman of the Board shall make full use of the Board’s talents to the extent feasible and appropriate by conferring with directors about Company matters within the directors’ areas of expertise.

3.4 Counsel and Advisors.  The Board and each of its Committees may retain outside legal counsel and other advisors at their discretion and at the expense of the Company.

3.5 Expectations of Directors.

3.5.1 Attendance; Availability.  Each director shall make every reasonable effort to attend each meeting of the Board and any Committee of which the director is a member, and to be reasonably available to management and the other directors for consultation between meetings.  In particular, directors should attend sufficient meetings to avoid falling below the attendance level that would require disclosure in the Company’s annual proxy statement.  A director whose participation falls below the attendance level that would require disclosure in the Company’s proxy statement for two years will be subject to review by the Nominating, Governance and Ethics Committee for continued membership on the Board. Directors also are expected to devote an adequate amount of time and effort to discharge properly their responsibilities.

3.5.2 Review of Materials.  Directors should carefully review information distributed to them prior to Board and Committee meetings.  If directors have questions either about the materials distributed or Company operations generally that are not likely to be of general interest or relevance to the entire Board, those issues should be discussed by the director with the Chairman of the Board and/or management between Board meetings.

3.5.3 Corporate Opportunities. Directors shall make business opportunities relating to the Company’s business available to the Company before pursuing the opportunity for the director’s own or another’s account.

3.5.4 Stock Ownership. Directors should be stockholders, and the Board believes that each director should develop a meaningful ownership position in the Company over time.  Thus, as a guideline, the Board suggests that each director, within three years of becoming a director (or within three years of adoption of these Guidelines, as applicable), own stock in the Company in an amount that is at least equal to two years’ annual Board equity retainer fees.

3.5.5 Orientation and Education.  When a new director joins the Board, management will provide an orientation program to enable the new director promptly to gain an understanding of the Company and its industry.   The Board, through the Nominating, Governance and Ethics Committee, and the Company’s management will work together to develop and provide appropriate continuing education programs to assist directors in developing and maintaining skills necessary or appropriate for the performance of their responsibilities.  All directors are encouraged to receive annual director education in subjects relevant to the duties of a director, including the study of corporate governance best practices or ethics.  This education may be as a result of a program planned by the Company or by the director attending a pre-approved seminar, with expenses paid by the Company in accordance the approved Director Expense Policy.  Additionally, each director is expected to take steps reasonably necessary to be adequately informed about the Company and external matters affecting it and to enable the director to function effectively on the Board and on the Committees on which the director serves.  Management shall distribute promptly to directors any analyst or investment banking research reports they receive about the Company.

3.6  Board Evaluations; Assessing the Board’s Performance.  The Board shall conduct a self-evaluation annually. The Nominating, Governance and Ethics Committee shall be responsible for establishing the evaluation criteria and implementing the process for such evaluation.  There shall be regular, candid discussions between the Chairman of the Board and the directors, individually and/or as a group, about how best to maximize each director’s contribution to the Board.  The Chairman of the Board should periodically discuss the Board’s performance and the contributions made by directors, with a view to making full and productive use of directors’ talents and improving the performance of the Board.  This discussion should be about the Board’s contribution as a whole and specifically reference areas in which the Board and/or management believes a better contribution could be made.  The purpose of these discussions is to increase the overall effectiveness of the Board, not to target individual directors.  If it appears, however, to the Chairman of the Board  that a particular director’s contribution to the Board is not consistent with the Company’s needs at the time, or the director is disruptive to the smooth functioning of the Board as a whole, he should feel free to hold appropriate discussions with that director and make recommendations (up to and including the removal of the director from the Board) to the Nominating, Governance and Ethics Committee or to the Board as whole, as appropriate.

4. COMMITTEE MATTERS

4.1 Number, Titles and Charters of Committees. The current standing Board Committees are (a) Audit, (b) Compensation and (c) Nominating, Governance and Ethics.    This structure meets the Company’s present needs.  The Board may, from time to time, establish or maintain additional committees of the Board.  The committees shall have written charters that set forth the committee’s structure, membership qualifications, purposes, responsibilities, and procedures for appointing and removing committee members.  The charters also shall provide that each committee annually evaluates its performance.  Each Committee should review its charter and activities annually, with the assistance of inside or outside counsel and advisers, as appropriate, to make certain that they are consistent with then-current sound governance practices and legal requirements.

4.2 Independence of Committees.  All members of the Audit, Compensation and Nominating, Governance and Ethics Committees will be independent directors as determined by the Board in accordance with the aforementioned independence criteria.  The Company shall use its best efforts to include at least one “financial expert” (within the meaning of the rules of the Securities and Exchange Commission and the NASDAQ Stock Market) on the Audit Committee.

4.3 Assignment and Rotation of Committee Members.  The Chairman of the Board is responsible, after consideration of the desires of individual directors, for recommending the assignment of directors to various Committees.   Each independent director is expected to serve at all times on at least one, and preferably multiple, Committees.  Consideration will be given to rotating Committee assignments periodically, but rotation should not be mandated, as there may be reasons, at a given point in time, to maintain an individual director’s Committee membership.

4.4 Committee Chairs. The Audit, Compensation and Nominating,  Governance and Ethics Committees shall be chaired by independent directors, and all Chairs of Board Committees shall be selected by the Chairman of the Board.  Each Committee Chair should normally have had previous service on the applicable Committees.

4.5 Frequency and Length of Committee Meetings.  Each Committee Chair, in consultation with Committee members, will determine the frequency and length of each Committee’s meetings.

4.6 Committee Agenda. Each Committee Chair, in conjunction with the appropriate members of the Committee and management, will develop the Committee agenda.  Each Committee will issue annually a schedule of proposed meeting dates and agenda items for the upcoming year (to the degree these items can be foreseen).  These agendas will be shared with the Board.

4.7 Attendance at Committee Meetings. Attendance of non-Committee persons at Committee meetings will be at the pleasure of the Committee.  Committees should regularly meet in executive session.

4.8 Minutes and Reports. Minutes of each Committee meeting or action will be kept and distributed to the Board; in appropriate cases, the Chairman of a Committee may request that separate resolutions of the Committee be signed by each member of the Committee.  Each Committee will report regularly to the Board on substantive matters considered by the Committee.

4.9 Term of Committee Service. Formal term limits for Committee membership are not necessary; however, no Committee member should have an expectation of permanent membership.

4.10 Self Evaluation.  Each Committee shall be responsible for annually conducting a self-evaluation.  The Nominating, Governance and Ethics Committee shall be responsible for monitoring the processes and evaluation criteria established by each Committee.  The results of such evaluation will be reported to the full Board.

4.11 Advisors.  Each committee shall have the full power and authority to hire independent legal, financial or other advisors as it may deem necessary, without consulting with or obtaining the pre-approval of any Company officer or the Board.

4.12 Oversight Policies.

(a) The Company’s CEO and CFO shall be responsible for ensuring that the Company’s accounting policies, including compliance with the requirements of Generally Accepted Accounting Principles (“GAAP”) or of International Financial Reporting Standards (“IFRS”), as currently in effect or as amended, and as implemented and utilized throughout the Company. The CFO shall report to the Board or the Audit Committee on a quarterly basis on compliance with GAAP and/or IFRS.

(b) The Company will also establish a policy that all complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and all the confidential, anonymous submissions by any Company employee regarding questionable accounting, internal accounting controls, or auditing matters shall be brought to the attention of the Audit Committee.

5. MANAGEMENT DEVELOPMENT MATTERS; SUCCESSION PLANNING

5.1 Evaluation and Compensation of the Chairman of the Board and the Chief Executive Officer.  The Compensation Committee should develop with the Chairman of the Board and the Chief Executive Officer, and discuss with the Board, appropriate criteria upon which the Chairman of the Board and the Chief Executive Officer’s compensation and performance will be evaluated annually.  The Compensation Committee will recommend to the full Board the Chief Executive Officer’s compensation level based on this evaluation and should meet in executive session to discuss its determinations as to the Chairman of the Board’s and the Chief Executive Officer’s compensation and overall performance, and, in executive session in which the Chairman of the Board and the Chief Executive Officer participates, in order to discuss the compensation and overall performance of other executive officers.  In fulfilling its duties, the Compensation Committee, as it deems desirable, may engage the services of one or more independent compensation consultants and shall consider potential issues under Section 162(m) of the Internal Revenue Code of 1986, as amended.  The Committee shall seek, within 90 days of the end of the Company’s fiscal year, to (i) conduct annual reviews of the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer and other executives receiving annual compensation of $200,000 or more and (ii) arrange for payment of bonuses attributable to such fiscal year.

5.2 Succession Planning and Management Development.  There shall be an annual report to the Board by the Chairman of the Board and the Chief Executive Officer on succession planning and management development, both short term and long term. The Compensation Committee should monitor issues associated with the Chairman of the Board and the Chief Executive Officer succession and management development and regularly report to the Board on them.  This monitoring process and reporting should include issues associated with preparedness for the possibility of an emergency situation involving senior management, the long-term growth and development of the senior management team and identifying the Chairman of the Board’s and the Chief Executive Officer’s successors.

6. OTHER MATTERS

6.1 Policy Against Company Loans. Neither the Company nor any of its subsidiaries shall provide loans, loan guarantees, or otherwise directly or indirectly extend credit to any executive officer of the Company or any director of the Company.  Payment advances or reimbursement for expenses will not be deemed a violation of the foregoing policy.

6.2 Board Access to Management. Directors are encouraged to keep themselves informed with regard to the Company and its operations.  Directors shall have full and free access to Company officers and employees.  Any meetings or contacts that a director wishes to initiate may be arranged through the Chairman of the Board and the Chief Executive Officer, the Board Secretary or directly by the director.  Directors shall use their judgment to ensure that any such contact is not disruptive to the Company’s business operations and shall, to the extent that it is not inappropriate, copy the Chairman of the Board and the Chief Executive Officer on any written communications between a director and a Company officer or employee.  The Board shall approve any director’s request to have senior Company officers and other personnel regularly attend the Board meetings.  Directors will also have access to the Company’s independent advisors following consultation with the Chairman of the Board and the Chief Executive Officer, to the extent not inappropriate.  As a goal of the Company, when feasible, a team consisting of at least two directors with appropriate members of management, each as determined by the Chairman, shall personally visit, on annual basis, (i) each division or subsidiary of the Company and (ii) significant customers of the Company identified by the Chairman.

6.3 Board Interaction With Third Parties.  Management should coordinate all contacts with outside constituencies, such as the press, customers, investors, analysts or the financial community. The Company, when dealing with the financial markets, media outlets and other third parties, shall communicate only through authorized spokesmen and representatives of the Company, including directors and members of management, shall comply with applicable policies adopted by the Company, whether under Regulation FD promulgated by the Securities and Exchange Commission or otherwise.  If an individual director intends to meet or otherwise substantively communicate with these constituencies about Company matters, this should generally be done only after consulting with the Chairman of the Board and the Chief Executive Officer.

6.4 Reports of Irregularities.  Complaints or reports under the Company’s Corporate Code of Business Ethics received by the Company, through its Hotline or otherwise, shall be submitted to the Chairman of the Nominating, Governance and Ethics Committee and legal counsel who shall then refer such complaint or report to the appropriate body or party within the Company.  As set forth in Section 4.12(b), any reports of concerns regarding accounting, internal auditing controls or other irregularities or concerns, whether financial or otherwise, shall be brought to the attention of the Chairman of the Audit Committee.  These reports are confidential and may be anonymous if made using the Anonymous Reporting Hotline maintained by the Company.  The Board shall be notified of these reports at every Board meeting or sooner, if necessary.

6.5 Amendments of Guidelines. The Nominating, Governance and Ethics Committee will review these Guidelines at least annually to ensure that they remain suitable for the needs of the Company.  The Nominating, Governance and Ethics Committee will recommend any needed changes to the Board.